EXHIBIT 21

                                 SUBSIDIARIES OF
                                 ---------------
                           INTEGRATED HEALTH SERVICES
                           --------------------------
                                   (CONTINUED)
                                   -----------
                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
A-1 Medical Equipment, Inc.                       Florida                     A-1 Healthcare

Abba Medical Equipment, Inc.                      Florida

ABC GP, Inc.                                      Georgia

ABC Home Health and Hospice of                    Georgia
Albany, Inc.

ABC Home Health and Hospice of                    Georgia

Athens, Inc.

ABC Home Health and Hospice of                    Georgia
Brunswick, Inc.

ABC Home Health and Hospice of                    Georgia
Dublin, Inc.

ABC Home Health and Hospice of                    Georgia
Macon, Inc.

ABC Home Health and Hospice of                    Georgia
Savannah, Inc.

ABC Home Health and Hospice of                    Georgia
Tifton, Inc.

ABC Home Health and Hospice of                    Georgia
Vidalia, Inc.

ABC Home Health and Hospice of                    Georgia

Waycross, Inc.

ABC Home Nursing, Inc.                            Georgia

ABC Newco, Inc.                                   Georgia

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
ABC Pharmaceuticals, Inc.                         Georgia                     IHS Infusion Services

Adaptive Medical, Inc.                            South Carolina

Advanced Clinical Technology, Inc.                Arizona

Advanced Imaging Center, Inc.                     Florida

Alabama Senior Life Care, Inc.1                   Alabama

Allied Medical, Inc.                              Michigan                    Guardian Medical

Allied Medical Supply, Inc.                       Arizona                     Allied Medical

Alpine Manor, Inc.                                Pennsylvania                Integrated Health Service of Erie at
                                                                              Bayside

Always Medical Equipment, Inc.                    Florida

Ambassador Medical Equipment, Inc.                Florida

Ambulatory Pharmaceutical Services,               New Jersey                  Ambulatory Pharmaceutical Services,
Inc.                                                                          Inc.

Amcare Health Services, Inc.                      Pennsylvania                Symphony Pharmacy Services

Amcare, Inc.                                      California                  Symphony Pharmacy Services

Amcare Santa Barbara, Inc.1                       California                  Symphony Pharmacy Services

American Medical Rental, Inc.                     Arkansas

American Oxygen Services, Inc.                    Florida

Ancillary Management, Inc.1                       Utah

Anniston Health & Sickroom                        Alabama                     Lenlock Health
Supplies, Inc.

                                                                              Oxford Health


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
APS America, Inc.

APS Midwest, Inc.                                 Kansas                      APS Midwest, Inc.

Arbor Living Centers Management                   Texas
Company1

Arbor Living Centers of Florida, Inc.             Florida                     Integrated Health Services of Florida
                                                                              at Lake Worth

Arbor Living Centers of Texas, Inc.               Texas                       Integrated Health Services of
                                                                              Benbrook at Trinity Hills

                                                                              Integrated Health Services at Theron
                                                                              Grainger

                                                                              Integrated Health Services of Keller at
                                                                              Mimosa

                                                                              Integrated Health Services of Texoma
                                                                              at Sherman

Arcadia Health Care, Inc.                         Michigan                    Arcadia Health Care

Arcadia Health Services, Inc.                     Michigan                    Arcadia Health Care

                                                                              Temporary Health Care

Arcadia Health Services of Michigan,              Michigan                    Arcadia Health Care
Inc.

Arcadia Services, Inc.                            Michigan                    Arcadia Health Care

Arlington Memorial Home Healthcare                Texas                       IHS Home Care


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Arlington Memorial Home Healthcare                Texas                       IHS Home Care
Services
                                                                              IHS Infusion Services

Asia Care, Inc.                                   Delaware

Barton Creek Health Care, Inc.                    Texas                       Barton Creek Health Care

Barton Creek Investments, Inc.                    Texas                       Barton Creek Home Care

Barton Creek Pharmacy, LC                         Texas                       Barton Creek Pharmacy

Baumann Pharmaceutical Services,                  Alabama                     Baumann Southside Pharmacy
Inc.

Berkeley Medical Equipment, Inc.                  Florida                     Anderson Healthcare

                                                                              Home Health Care Center

                                                                              Tri-County Medical Supply

Beta Medical Equipment, Inc.                      Florida                     Advantage Healthcare

Bethamy Living Center Management                  Florida
Company

Bethamy Living Centers Limited                    Florida                     Integrated Health Services of Florida
Partnership                                                                   at Clearwater

BioCare Medical, Inc.                             Florida

Briar Hill, Inc.                                  Florida                     Integrated Health Services of Florida
                                                                              at Auburndale

Briarcliff Nursing Home, Inc.                     Pennsylvania                Integrated Health Services at Briarcliff

Brister's Medical Associates, Inc.                Mississippi


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Brister Pharmacy, Inc.                            Mississippi

Brooksville Primary Care Clinic, Inc.             Florida

Cambria Medical Supply, Inc.                      Florida
(formerly known as National Medical

Center-Groveland, Inc.)

Cambridge Care Centers, Inc.                      Delaware

Cambridge Group of Indiana, Inc.                  Indiana                     Integrated Health Services of
                                                                              Indianapolis at Cambridge

Cambridge Group of Pennsylvania,                  Pennsylvania                Integrated Health Services of Hershey
Inc.                                                                          at Woodlands

Cambridge Group of Texas, Inc.                    Texas                       Integrated Health Services of Texas at
                                                                              Treemont

Cambridge Health Services of Texas,               Texas
Inc.1

Cambridge Treemont Apartments,                    Texas
Inc.1

Camden Medical Supply, Inc.                       Florida                     American Medi-Serve

                                                                              American Medical Rentals & Sales

                                                                              American Medical Services & Supply

                                                                              Baxter Medical Equipment

                                                                              Duracare

                                                                              Health-Way of Searcy

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
                                                                              Home Care Medical Services
Camden Medical Supply, Inc.
(continued)                                                                   Home Medical Services

                                                                              Home Medical Supply, Inc.

                                                                              Homecare Medical Services

                                                                              Idabel Medical Rental

                                                                              Marshall's Home Medical Equipment

                                                                              Medical Supplies & Oxygen Services


                                                                              Morrison's Clinic Pharmacy

                                                                              North Arkansas Nome Care

                                                                              Patient Rental Needs

                                                                              Southern Medical Equipment

                                                                              Taylor Home Health Supply

                                                                              Village Home Medical

Canyon State Medical Supply, Inc.                 Arizona

Care Centers Holding, Inc.                        Delaware

Care Medical Supplies, Inc.                       Illinois

Carriage-By-The-Lake of IHS, Inc.                 Pennsylvania                Integrated Health Services of
                                                                              Carriage-By-The Lake

CCA Acquisition I, Inc.                           Delaware                    Countryside Healthcare Center

CCA of Maine, Inc.                                Delaware



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
CCA of Midwest, Inc.                              Delaware                    CCA at Palmer

                                                                              IHS at Palmer

CCA of Texas, Inc.                                Delaware                    Sycamore Care Center

Cedarcroft Health Services, Inc.                  Pennsylvania                Integrated Health Services of St. Louis
                                                                              at Big Bend

Central Home Care, Inc.                           Kentucky

Central Park Lodges of Jacksonville,              Florida
Inc.1

Central Park Lodges, Inc.                         Delaware                    IHS Home Care

                                                                              Integrated Health Services at Brandon

                                                                              Integrated Health Services of Florida
                                                                              at Clearwater

                                                                              Integrated Health Services of Florida
                                                                              at Jacksonville

                                                                              Integrated Health Services of
                                                                              Lakeland at Oakbridge

                                                                              Integrated Health Services of Florida
                                                                              at West Palm Beach

                                                                              Integrated Health Services of Central
                                                                              Park Village



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Central Park Lodges of West Palm                  Florida
Beach, Inc.1

Central Park Lodges (Tarpon                       Florida                     Integrated Health Services of Tarpon
Springs), Inc.                                                                Springs

Central Park Lodges (The Barclay),                Florida
Inc.1

Charlotte Medical Supply, Inc.                    Florida

Cherokee Home Medical, Inc.                       Georgia

CHI Medical Equipment, Inc.                       Florida                     Respiratory Home Care Consultants

Church Street Clinic, Inc.                        Mississippi

Clara Burke Nursing Home, Inc.                    Pennsylvania                The Clara Burke Community

Clinical Laboratory, Inc.                         Mississippi

CMS Therapies, Inc.                               North Carolina              RehabWorks, Inc.

CMS Therapy Services, Inc.                        Delaware

COA Therapy Technologies Corp.                    Delaware

Coastal Surgical, Inc.                            Florida                     Associated Oxygen & Respiratory

                                                                              Cardiopulmonary Care

Cobb Regional Lithotripsy Partners                Georgia

College Park/SCC, Inc.                            Georgia                     CCA at College Park

                                                                              College Park Health Care Center

Community Care of America, Inc.                   Delaware



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Community Care of America of                      Delaware                    Greensboro Health Care Center
Alabama, Inc.

                                                                              IHS at Greensboro Health Care Center
                                                                              Livingston Nursing Home
                                                                              Southgate Village

Community Care of Georgia, Inc.1                  Delaware

Community Care of Nebraska, Inc.                  Delaware                    CCA at Ainsworth

                                                                              Ainsworth Care Center

                                                                              CCA at Ashland

                                                                              IHS at Ashland

                                                                              CCA at Blue Hill

                                                                              Blue Hill Care Center

                                                                              CCA at Central City

                                                                              CCA at Edgar

                                                                              IHS at Edgar

                                                                              CCA at Exeter

                                                                              Exeter Care Center

                                                                              CCA at Gretna

                                                                              IHS at Gretna

                                                                              CCA at Sutherland

                                                                              IHS at Sutherland

                                                                              CCA at Utica

                                                                              Utica Community Care Center

                                                                              CCA of Waverly

                                                                              IHS of Waverly Inc.

---------------

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Community Home Oxygen, Inc.                       Montana                     Vital Air Medical

                                                                              Evergreen Pharmacy

Community Therapy Services, Inc.1                 Delaware

Comprehensive Postacute Services,                 Michigan                    COMPASS

Contour Medical Supply, Inc.                      Florida
(formerly known as Cabot Medical

Equipment, Inc.)

CPO2, Inc.                                        Pennsylvania                Oxygen Plus Medical Supply

Cynthiana Home Medical Equipment,                 Florida
Inc.

Daniel Medical Systems, Inc.                      Oklahoma                    American Respiratory &
                                                                              Rehabilitation Center

Derry Integrated Health, Inc.                     Pennsylvania                Integrated Health Services at Derry

Distinct Home Health Care, Inc.                   Florida                     CareMed

                                                                              Longview Home Medical Equipment

                                                                              Marshall's Home Medical Equipment

                                                                              Samaritan Home Medical Equipment

Doctors Management Group, Inc.                    Louisiana

Don Paul Respiratory Services, Inc                Colorado



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Dublin/SCC, Inc.                                  Georgia                     CCA at Dublin

                                                                              IHS of Dublin

DuMed, Inc.                                       Iowa

East Tennessee Infusion &                         Florida                     Fox Home Medical
Respiratory


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

ECA Holdings, Inc.                                Delaware                    CCA at Arma

                                                                              IHS of Arma

                                                                              CCA at Brighton Place

                                                                              IHS Brighton Place

                                                                              CCA at Canon City

                                                                              IHS at Canon City

                                                                              CCA at Clarinda

                                                                              IHS at Clarinda

                                                                              CCA at Council Bluffs North

                                                                              Loess Hills Nursing & Rehabilitation

                                                                              CCA at Council Bluffs South

                                                                              IHS at Council Bluffs South

                                                                              CCA at Delta

                                                                              IHS at Delta

                                                                              CCA at Ellinwood

                                                                              IHS of Woodhaven

                                                                              CCA at Glenwood

                                                                              IHS at Park Place

                                                                              CCA at Grand Island

                                                                              IHS at Grand Island

                                                                              CCA at Grand Junction

                                                                              IHS at Mantey Heights

                                                                              CCA at Highland Park

                                                                              IHS at Highland Park

                                                                              CCA at Laramie

                                                                              IHS at Laramie

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

ECA Holdings, Inc. (continued)                                                CCA at Muscatine

                                                                              Mulberry Oaks

                                                                              CCA at Oak Grove

                                                                              Oak Grove Nursing Center

                                                                              CCA at Pacific Junction

                                                                              IHS at Pacific Place

                                                                              CCA at Paonia

                                                                              IHS at Paonia

                                                                              CCA at Prospect Lake

                                                                              IHS at Prospect Lake

                                                                              CCA at Saratoga

                                                                              IHS at Saratoga

                                                                              CCA at Smith Center

                                                                              IHS of Smith Center

                                                                              CCA at Tarkio

                                                                              IHS at Tarkio

                                                                              CCA at Toledo

                                                                              Grandview Acres at Toledo

                                                                              CCA at Winterset

                                                                              IHS at Winterset

                                                                              CCA at Worland

                                                                              IHS at Worland

                                                                              LaVilla Grande

                                                                              Springs Village Care Center

                                                                              IHS at Springs Village

ECA Properties, Inc.                              Delaware                    Grandview Manor



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Elizabell Co., Inc.                               Delaware

Elm Creek of IHS, Inc.                            Pennsylvania                Integrated Health Services of West
                                                                              Carrollton at Elm Creek

Encompus, Inc.1                                   Delaware

Encore Home Health Care, Inc.                     Florida                     Heartland Home Care

Epsilon Home Health Care, Inc.                    Florida                     Ho-Med Services

Essential Home Health Care, Inc.                  F0lorida                    Suwanee Valley Home Health Care

Eta Home Health Care, Inc.                        Florida

Excel Medical of Ames, Inc.                       Iowa

Excel Medical of Fort Dodge, Inc.                 Iowa

Excel Medical of Marshaltown, Inc.                Iowa

F.L.C. Beneva Nursing Pavilion, Inc.              Florida                     Integrated Health Services of Sarasota
                                                                              at Beneva

F.L.C. College Park Congregate                    Florida
Living, Inc.1

F.L.C. Sarasota Nursing Pavilion, Inc.            Florida                     Integrated Health Services of Florida
                                                                              at Sarasota Nursing Pavilion

Family Care Specialists, Inc.                     Florida

Ferrigan Mobile X-Ray, Inc.1                      California

Firelands of IHS, Inc.                            Pennsylvania                Integrated Health Services of New
                                                                              London at Firelands

First American International, Inc.                Georgia

Firstcare, Inc.                                   Kansas

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Fischer Medical Equipment, Inc.                   Idaho                       Homecare Medical Equipment

Florida Life Care, Inc.                           Florida                     Integrated Health Services of Venice
                                                                              North

Four Rivers Home Health Care, Inc.                Missouri                    Mid-Missouri Infusion

G&G Medical, Inc.                                 Colorado                    A-Med Supply

Gate City Medical Equipment, Inc.                 Florida                     Family Medical Equipment

Georgia Medical Resources, Inc.                   Georgia

Gladwin Area Home Care, Inc.                      Michigan                    Midland Oxygen and Medical

Glenwood/SCC, Inc.                                Georgia                     CCA at Conner

                                                                              IHS at Conner

Gravois Health Care, Inc.                         Pennsylvania                Integrated Health Services of St. Louis
                                                                              at Gravois

Grayrose, Inc.                                    Michigan                    Arcadia Staff Resources

Greenville Primary Care Clinic, Inc.              Mississippi

Greenwood Multi-Specialty Clinic,                 Mississippi
Inc.

Grenada Doctors Clinic, Inc.                      Mississippi

Grenada Family Doctors, Inc.                      Mississippi

Gulf South Lithotripsy                            Louisiana

Hamilton Medical Equipment Service,               Iowa                        Home Care Helping Hand
Inc.

                                                                              Waterloo Sickroom Equipment &
                                                                              Supply

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Health at Home, Inc.                              Florida

Health Care Industries, Inc.                      Florida                     Health Care Industries

                                                                              Senior Life Care Services

Health Care Mobile X-Ray, Inc.1                   Arizona

Health Care Services of Mississippi,              Florida                     Southern Medical
Inc.

Health Care Systems, Inc.                         Utah

Health-Med, Inc.                                  Mississippi

Healthcare Business Solutions, Inc.               Florida

Healthcare Claims Recovery, Inc.                  Florida

Healthcare Pharmacy Services of                   Florida                     Symphony Pharmacy Services
Florida, Inc.1

                                                                              Healthcare Pharmacy Services -
                                                                              Gainesville

                                                                              Healthcare Pharmacy Services -
                                                                              Pinellas Park

                                                                              Health Pharmacy Services - Sarasota

Healthcare Pharmacy Services of                   Pennsylvania                Symphony Pharmacy Services
Pennsylvania, Inc.1

                                                                              Healthcare Pharmacy Services -
                                                                              Philadelphia


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Healthcare Pharmacy Services of                   Texas                       Symphony Pharmacy Services
Texas, Inc.1

                                                                              Healthcare Pharmacy Services -
                                                                              Dallas/Ft.Worth

Healthcor, Inc.1                                  Utah

Heartland Home Health Care, Inc.                  Florida                     Heartland Home Care

                                                                              Preferential Home Health Care

Heritage Medical Services of Georgia,             Georgia
Inc.

Holland Medical Services, Inc.                    Florida                     Holland Medical Equipment

                                                                              Madisonville Pharmacy

Hollandale Primary Care, Inc.                     Mississippi

Home Care Medical Equipment, Inc.                 Missouri

Home Care Solutions of Murray, Inc.               Florida

Home Health Integrated Health                     Florida                     IHS Home Care
Services of Florida, Inc.

Home Health Services Company                      Iowa                        Home Health Services Company

Home Medical Supply, Inc.                         Florida                     American Health Services

                                                                              Barnett Medical Supply

                                                                              Family Medical Services and Supplies

                                                                              High Point Medical Supply



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
                                                                              Island Medical Equipment
Home Medical Supply, Inc.
(continued)                                                                   Matthews Home Medical

                                                                              Monroe Home Medical

                                                                              Savannah Medical Equipment

                                                                              Sentry Home Infusion

Home Medical Supply, Inc.                                                     Timmerman Oxygen & Medical
(continued)                                                                   Equipment

                                                                              Volunteer Medical

                                                                              Wappoo Prescription Lab

Home Medical Systems, Inc.                        South Carolina

Hospice Integrated Health Services of             Florida
District I, Inc.

Hospice Integrated Health Services of             Florida
District VII-B, Inc.

Hospice Integrated Health Services of             Florida
Florida, Inc.



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Hospice of Integrated Health Services,            Delaware                    Ohio's Integrated Hospice
Inc.

                                                                              Samaritan Care Hospice of Illinois

                                                                              Samaritan Care Hospice of Louisiana

                                                                              Samaritan Care Hospice of Michigan

                                                                              Samaritan Care Hospice of Missouri

                                                                              Samaritan Care Hospice of
                                                                              Pennsylvania

                                                                              Samaritan Care Hospice of Texas

IHS Acquisition XIII, Inc.                        Delaware

IHS Acquisition XV, Inc.                          Delaware                    Symphony Rehabilitation Services

IHS Acquisition XVII, Inc.                        Delaware

IHS Acquisition XVIII, Inc.                       Delaware                    IHS Home Care

                                                                              IHS Infusion Services

IHS Acquisition XIX, Inc.                         Delaware

IHS Acquisition XX, Inc.                          California

IHS Acquisition XXII, Inc.                        Delaware

IHS Acquisition XXV, Inc. (formerly               Delaware                    Holmesdale Nursing & Rehabilitation
known as Integrated Health Services                                           Center
of West Virginia, Inc.)



---------------
1 Inactive Subsidiary


                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition XXVII, Inc.                       Delaware
(formerly known as IHS Assisted
Living Group-Fairfax, Inc.)1

IHS Acquisition XXX, Inc.                         Delaware                    IHS Infusion Services

IHS Acquisition XXXI, Inc.                        Delaware

IHS Acquisition XXXII, Inc.                       Delaware

IHS Acquisition XXXIII, Inc.                      Delaware                    The Carrolton of Dunn

                                                                              The Carrolton of Fayettville

                                                                              The Carrolton of Lumberton

                                                                              The Carrolton of Nash

                                                                              The Carrolton of Plymouth

                                                                              The Carrolton of Williamston

IHS Acquisition XXIV, Inc.                        Delaware

IHS Acquisition No. 100, Inc.                     Delaware                    Elms Haven Care Center

IHS Acquisition No. 101, Inc.                     Delaware                    Sable Care Center

IHS Acquisition No. 102, Inc.                     Delaware                    Horizon Specialty & Rehabilitation
                                                                              Center

IHS Acquisition No. 103, Inc.                     Delaware                    Horizon Healthcare & Specialty
                                                                              Center

IHS Acquisition No. 104, Inc.                     Delaware                    Idaho Fall care Center

IHS Acquisition No. 105, Inc.                     Delaware                    Twin Falls Care Center

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 106, Inc.                     Delaware                    Indian Creek Nursing Center

IHS Acquisition No. 107, Inc.                     Delaware                    Indian Meadows Nursing Center

IHS Acquisition No. 108, Inc.                     Delaware                    Greenery Rehab and Skilled Nursing
                                                                              Center

IHS Acquisition No. 109, Inc.                     Delaware                    Greenery Extended Care Center of
                                                                              Beverly

IHS Acquisition No. 110, Inc.                     Delaware                    Greenery Extended Care Center of
                                                                              Danvers

IHS Acquisition No. 111, Inc.                     Delaware                    Greenery Health Care Center at
                                                                              Clarkston

IHS Acquisition No. 112, Inc.                     Delaware                    Greenery Extended Care Center at
                                                                              Farmington

IHS Acquisition No. 113, Inc.                     Delaware                    Greenery Health Care Center at
                                                                              Howell

IHS Acquisition No. 114, Inc.                     Delaware                    Lynwood Manor

IHS Acquisition No. 115, Inc.                     Delaware                    Butte Convalescent Center

IHS Acquisition No. 116, Inc.                     Delaware                    Colonial Manor of Deer Lodge

IHS Acquisition No. 117, Inc.                     Delaware

IHS Acquisition No. 118, Inc.                     Delaware                    Colonial Manor of Whitefish

IHS Acquisition No. 119, Inc.                     Delaware                    Horizon Rehabilitation Center

IHS Acquisition No. 120, Inc.                     Delaware                    Valle Norte Caring Center

IHS Acquisition No. 121, Inc.                     Delaware                    Ruidoso Care Center

IHS Acquisition No. 122, Inc.                     Delaware                    Vegas Valley Convalescent Cener


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

IHS Acquisition No. 123, Inc.                     Delaware                    Crestwood Care Center

IHS Acquisition No. 124, Inc.                     Delaware                    Washington Square Nursing Center

IHS Acquisition No. 125, Inc.                     Delaware                    Meadowview Care Center

IHS Acquisition No. 126, Inc.                     Delaware                    Baltic Country Manor

IHS Acquisition No. 127, Inc.                     Delaware                    Midwest City Nursing Center

IHS Acquisition No. 128, Inc.                     Delaware                    Doctors Health Care Center

                                                                              Doctors Healthcare Center
                                                                              PC Unit

IHS Acquisition No. 129, Inc.                     Delaware                    Heritage Manor Plano

IHS Acquisition No. 130, Inc.                     Delaware                    Heritage Western Hills

IHS Acquisition No. 131, Inc.                     Delaware                    Horizon Healthcare - El Paso

IHS Acquisition No. 132, Inc.                     Delaware                    Heritage Gardens

IHS Acquisition No. 133, Inc.                     Delaware                    Heritage Place of Grand Prairie

IHS Acquisition No. 134, Inc.                     Delaware                    Heritage Estates

IHS Acquisition No. 135, Inc.                     Delaware                    Greenery Rehabilitation and Skilled
                                                                              Nursing Center at Meadowlands

IHS Acquisition No. 136, Inc.                     Delaware                    Silver Springs    Nursing and
                                                                              Rehabilitation Center

IHS Acquisition No. 137, Inc.                     Delaware                    Longmeadow Care Center

IHS Acquisition No. 138, Inc.                     Delaware                    Heritage Manor Longview

---------------
1 Inactive Subsidiary


                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

IHS Acquisition No. 139, Inc.                     Delaware                    Parkwood Place

                                                                              Parkwood Place PC Unit

IHS Acquisition No. 140, Inc.                     Delaware                    Harbor View Care Center

IHS Acquisition No. 141, Inc.                     Delaware                    Heritage Country Manor

IHS Acquisition No. 142, Inc.                     Delaware                    Heritage Park

IHS Acquisition No. 143, Inc.                     Delaware                    Horizon Nursing Center

IHS Acquisition No. 144, Inc.                     Delaware                    Grace Care Center

IHS Acquisition No. 145, Inc.                     Delaware                    Hartford Care Center

IHS Acquisition No. 146, Inc.                     Delaware                    Golden Plains Health Care Center

IHS Acquisition No. 147, Inc.                     Delaware                    Cherry Creek Village Nursing Center

IHS Acquisition No. 148, Inc.                     Delaware                    Greenery Extended Care Center of
                                                                              North Andover

IHS Acquisition No. 149, Inc.                     Delaware                    Willowbrook

IHS Acquisition No. 150, Inc.                     Delaware                    Silverbrook

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 151, Inc.                     Delaware                    Missouri River Manor

                                                                              Ladera Nursing and Rehabilitation
                                                                              Center

                                                                              Las Palomas Nursing and
                                                                              Rehabilitation Center

                                                                              Rio Rancho Nursing & Rehabilitation
                                                                              Center

                                                                              Las Cruces Nursing Center

                                                                              Casa Arena Blanca Nursing Center

                                                                              Casa Real Health Care Center

                                                                              Horizon Healthcare Nursing Center-
                                                                              Santa Fe

                                                                              Roswell Nursing Center
                                                                              Casa Maria Healthcare Center

                                                                              Hacienda De Salud - Bloomfield

                                                                              Red Rocks Care Center

                                                                              Hobbs Health Care Center

                                                                              Hacienda de Salud -  Espanola

                                                                              Silver Horizon

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 151, Inc.                                                 Southwest Senior Care Center
(continued)

                                                                              San Juan Manor

                                                                              Horizon Healthcare Nursing Center -
                                                                              Albuquerque

                                                                              Casa Del Sol Senior Care Center

                                                                              Sunshine Haven - Lordsburg

                                                                              McKinley Manor                      .

                                                                              Sunset Villa Care Center

                                                                              Van Ark Care Center

                                                                              Pecos Valley Care Center

                                                                              Casa De Oro Care Center

                                                                              Henderson Convalescent Hospital

                                                                              North Las Vegas Care Center

                                                                              Sierra Convalescent Center

                                                                              Hearthstone of Northern Nevada

                                                                              Fallon Convalescent Center

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 151, Inc.                                                 Washoe Care Center
(continued)

                                                                              Physicians Hospital for Extended Care

                                                                              Boulder City Care Center

                                                                              Carson Convalescent Center

                                                                              Horizon Village Nursing &
                                                                              Rehabilitation Center

                                                                              Boardman Community Care Center

                                                                              Imperial Skilled Nursing Center

                                                                              Auburn Manor

                                                                              Ridge Crest Care Center

                                                                              Canterbury Villa of Alliance

                                                                              Colonial Manor

                                                                              Rosewood Manor

                                                                              Village Care Center

                                                                              Hudson Elms Nursing Home

                                                                              Horizon Meadows

                                                                              Village Square

                                                                              Heritage Care Center

                                                                              East Moore Nursing Center

                                                                              Bryant Nursing Center

                                                                              Heritage Place

                                                                              Heritage Village

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 151, Inc.                                                 Heritage Oaks
(continued)

                                                                              Valley Grande Manor

                                                                              Medical Center Nursing Facility

                                                                              Heritage Forest Lane

                                                                              Winterhaven Nursing Home

                                                                              Blanco Vista Nursing and
                                                                              Rehabilitation Center

                                                                              Spanish Meadows Nursing Center

                                                                              San Jacinto Manor

                                                                              Sun Valley Health Care Center

                                                                              Heritage Manor Canton

                                                                              Seven Oaks Care Center

                                                                              Golden Plains Care Center - Canyon

IHS Acquisition No. 152, Inc.                     Delaware                    Greenery Rehabilitation Center

IHS Acquisition No. 153, Inc.                     Delaware                    Greenery Rehabilitation & Skilled

                                                                              Nursing Center of Hyannis

IHS Acquisition No. 154, Inc.                     Delaware                    Greenery Rehabilitation and Skilled
                                                                              Nursing Center of Middleboro

IHS Acquisition No. 155, Inc.                     Delaware                    Greenery Extended Care Center

IHS Acquisition No. 156, Inc.                     Delaware                    Birchwood Care Center

IHS Acquisition No. 157, Inc.                     Delaware                    Cherry Creek Village Retirement
                                                                              Center

IHS Acquisition No. 158, Inc.                     Delaware                    The Village at Alameda



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 159, Inc.                     Delaware                    Park Avenue Villa

IHS Acquisition No. 160, Inc.                     Delaware                    Mt. Pleasant Assisted Living

IHS Acquisition No. 161, Inc.                     Delaware                    Swan Manor

IHS Acquisition No. 162, Inc.                     Delaware                    The Meadows Retirement Village

IHS Acquisition No. 163, Inc.                     Delaware                    Horizon Specialty Hospital

IHS Acquisition No. 164, Inc.                     Delaware                    Horizon Specialty Hospital of Mid-
                                                                              America

IHS Acquisition No. 165, Inc.                     Delaware                    Horizon Specialty Hospital

IHS Acquisition No. 166, Inc.                     Delaware                    Horizon Specialty Hospital - Las
                                                                              Vegas

IHS Acquisition No. 167, Inc.                     Delaware                    Horizon Specialty Hospital

IHS Acquisition No. 168, Inc.                     Delaware                    Horizon Specialty Hospital - Midwest
                                                                              City

IHS Acquisition No. 169, Inc.                     Delaware                    Horizon Specialty Hospital - San
                                                                              Antonio
IHS Acquisition No. 170, Inc.                     Delaware                    Horizon Specialty Hospital - Corpus
                                                                              Christi
IHS Acquisition No. 171, Inc.                     Delaware                    Horizon Specialty Hospital - El Paso

IHS Acquisition No. 172, Inc.                     Delaware                    Horizon Specialty Hospital - Lubbock

IHS Acquisition No. 173, Inc.                     Delaware                    IHS Hospital at Dallas

IHS Acquisition No. 174, Inc.                     Delaware                    Plano Specialty Hospital


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 175, Inc.                     Delaware                    Southern Oaks Care Center

                                                                              Greenery Extended Care Center of
                                                                              Cheshire

IHS Acquisition No. 175, Inc.                                                 Clifton House Rehabilitation Center

                                                                              Greenery Rehabilitation Center at
                                                                              Waterbury

                                                                              Bay Breeze Nursing & Retirement
                                                                              Center

                                                                              Horizon's Bayside

                                                                              Lake Eustis Care Center

                                                                              Silvercrest

                                                                              Windsor Manor

                                                                              Horizon Specialty Center of Pensacola

IHS Acquisition No. 176, Inc.                     Delaware                    Horizon Hospice Care, Inc.

                                                                              IHS Hospice of Nevada

                                                                              Samaritan Care Hospice of Nevada

                                                                              Samaritan Care Hospice of Texas

                                                                              Samaritan Care Hospice of Texas -
                                                                              Houston

                                                                              Samaritan Care Hospice of Texas -
                                                                              San Antonio

IHS Acquisition No. 177, Inc.                     Delaware                    Horizon Sleep Diagnostic Center



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Acquisition No. 178, Inc.                     Delaware                    Horizon Specialty Hospital of Wichita

                                                                              Falls

IHS Chicago Post-Acute Network,                   Delaware
Inc.

IHS Development - Highlands Park,                 Delaware
Inc.

IHS Facility Management, Inc.1                    Delaware
(formerly known as Criteria 2000,
Inc.)

IHS Home Care, Inc.                               Delaware

IHS Home Care Services of Alabama,                Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Alabama,
Inc.)

IHS Home Care Services of Arkansas,               Arkansas                    IHS Home Care
Inc. (formerly known as First
American Home Care of Arkansas,
Inc.)

IHS Home Care Services of                         Georgia                     IHS Home Care
California, Inc. (formerly known as
First American Home Care of
California, Inc.)

IHS Home Care Services of Colorado,               Colorado                    IHS Home Care - Colorado
Inc. (formerly known as First
American Home Care of Colorado,
Inc.)

IHS Home Care Services of Florida,                Florida                     IHS Home Care
Inc. (formerly known as First
American Home Care of Florida, Inc.)


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Home Care Services of Ft.                     Florida
Lauderdale, Inc. (formerly known as
First American Home Care of Ft.
Lauderdale, Inc.)1

IHS Home Care Services of Georgia,                Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Georgia,
Inc.)

IHS Home Care Services of Illinois,               Illinois                    IHS Home Care
Inc. (formerly known as First
American Home Care of Illinois, Inc.)

IHS Home Care Services of Indiana,                Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Indiana, Inc.)

IHS Home Care Services of                         Georgia                     IHS Home Care
Louisiana, Inc. (formerly known as
First American Home Care of
Louisiana, Inc.)

IHS Home Care Services of Michigan,               Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Michigan,
Inc.)

IHS Home Care Services of                         Georgia                     IHS Home Care
Mississippi, Inc. (formerly known as
First American Home Care of
Mississippi, Inc.)1

IHS Home Care Services of Missouri,               Georgia                     IHS Home Care - Missouri
Inc. (formerly known as First
American Home Care of Missouri,
Inc.)

IHS Home Care Services of Naples,                 Florida
Inc. (formerly known as First
American Home Care of Naples, Inc.)1

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Home Care Services of Nebraska,               Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Nebraska,
Inc.)1

IHS Home Care Services of New                     Georgia                     IHS Home Care
Mexico, Inc. (formerly known as First
American Home Care of New
Mexico, Inc.)

IHS Home Care Services of North                   Georgia                     IHS Home Care
Carolina, Inc. (formerly known as
First American Home Care of North
Carolina, Inc.)

IHS Home Care Services of Ohio, Inc.              Georgia                     IHS Home Care
(formerly known as First American
Home Care of Ohio, Inc.)

IHS Home Care Services of                         Georgia                     IHS Home Care
Oklahoma, Inc. (formerly known as
First American Home Care of

Oklahoma, Inc.)
IHS Home Care Services of                         Pennsylvania                IHS Home Care
Pennsylvania, Inc. (formerly known as
First American Home Care of
Pennsylvania, Inc.)

IHS Home Care Services of South                   Georgia                     IHS Home Care
Carolina, Inc. (formerly known as
First American Home Care of South
Carolina, Inc.)1

IHS Home Care Services of                         Georgia                     IHS Home Care
Tennessee, Inc. (formerly known as
First American Home Care of
Tennessee, Inc.)

IHS Home Care Services of Texas,                  Texas                       IHS Home Care
Inc. (formerly known as First
American Home Care of Texas, Inc.)

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
IHS Home Care Services of Valdosta,               Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Valdosta,
Inc.)

IHS Home Care Services of Virginia,               Georgia                     IHS Home Care
Inc. (formerly known as First
American Home Care of Virginia,
Inc.)

IHS Home Care Services of West                    Georgia                     IHS Home Care
Virginia, Inc. (formerly known as First
American Home Care of West
Virginia, Inc.)

IHS Land Acquisition - Highlands                  Delaware
Park, Inc.

IHS Management Group, Inc.                        Delaware

IHS Network Services, Inc.1                       Delaware

IHS of Dana, Inc.                                 Florida

IHS Realty Company, Inc.                          Delaware

In-Home Health Care, Inc.                         Utah

Infusion Services, Inc.                           Alabama

InHouse Rehab Associates2

Integrated-Ballard, Inc.                          Delaware                    Integrated Health Services of Seattle

Integrated Health Care Management                 Delaware

Corp.1

Integrated Health Group Limited                   Pennsylvania
Partnership



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health of Locust Valley                Pennsylvania                Integrated Health Services of Greater
Road, Inc.                                                                    Pittsburgh

Integrated Health of Waterford                    Pennsylvania                Integrated Health Services of
Commons, Inc.                                                                 Waterford Commons

Integrated Health Services at                     Delaware                    Integrated Health Services of Northern
Alexandria, Inc.                                                              Virginia

Integrated Health Services at Big Sail,           Delaware                    Canton Manor
Inc.

                                                                              Community Care Center - Hondo

                                                                              Country View Manor

                                                                              Delta Manor

Integrated Health Services at Big Sail,                                       Kirkwood Manor
Inc. (continued)

                                                                              Lincoln Manor

                                                                              Pinehaven Care Center

                                                                              Professional Care Center

                                                                              Tyrone Medical Inn

                                                                              West Gables Health Care Center

Integrated Health Services at Blue                North Carolina              Integrated Health Services of Raleigh
Ridge Manor, Inc.                                                             at Crabtree Valley

Integrated Health Services at Briarcliff          Georgia                     Integrated Health Services of Atlanta
Haven, Inc.                                                                   at Briarcliff Haven

Integrated Health Services at Cadiz,              Delaware                    Carriage Inn of Cadiz
Inc.



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services at Carol,              Maryland
Inc.1

Integrated Health Services at Central             Delaware                    Integrated Health Services of Florida
Florida, Inc.                                                                 at Fort Pierce

                                                                              Integrated Health Services of Florida
                                                                              at Orlando

                                                                              Integrated Health Services of Florida
                                                                              at Vero Beach

Integrated Health Services at                     Delaware                    IHS of Cheyenne
Cheyenne, Inc.

Integrated Health Services at                     Delaware                    Cheyenne Care Center

Cincinnati, Inc.

                                                                              Cheyenne Residential & Nursing
                                                                              Center
Integrated Health Services at Colorado            Delaware
Rehabilitation, Inc.1 (formerly known
as Integrated Health Services at North

Miami, Inc.)

Integrated Health Services at Colorado            Delaware                    Integrated Health Services of
Springs, Inc.                                                                 Colorado Springs

Integrated Health Services at                     Delaware
Columbus, Inc.

Integrated Health Services at Dayton,             Delaware
Inc.

Integrated Health Services at                     Delaware                    Integrated Health Services of
Driftwood, Inc.                                                               Charleston at Driftwood

Integrated Health Services at Eastern             Delaware                    Integrated Health Services of Greater
Massachusetts, Inc.                                                           Boston at Medford

                                                                              Integrated Health Services of Greater
                                                                              Worcester at Mill Hill


Hopedale, Inc.

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services at Forest              North Carolina
Glen, Inc.1

Integrated Health Services at                     Delaware                    Integrated Health Services of Iowa at
Grandview Care Center, Inc.                                                   Des Moines

Integrated Health Services at Great               Delaware                    Vintage Health Care Center
Bend, Inc.

Integrated Health Services at Hanover             Delaware
House, Inc.1

Integrated Health Services at                     North Carolina
Hawthorne Nursing Center, Inc.1

Integrated Health Services at                     Delaware
Highlands Park, Inc.

Integrated Health Services at                     Delaware                    The Gables Care Center
Integrated Health Services at Houston,            Delaware                    IHS Hospital at Houston
Inc.

Integrated Health Services at Indian              Pennsylvania                Indian Creek Nursing Center
Creek, Inc.

Integrated Health Services at Jefferson           Delaware
Hospital, Inc.1

Integrated Health Services at Juliana,            Delaware
Inc.1

Integrated Health Services at Kent,               Delaware                    Integrated Health Services of
Inc.                                                                          Delaware at Kent

Integrated Health Services at King                Delaware
David Center, Inc.

Integrated Health Services at Newark,             Delaware
Inc.



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services at Ormond              Delaware

Beach, Inc.

Integrated Health Services at Park                Delaware                    Integrated Health Services of
Regency, Inc.                                                                 Southern California at Park Regency

Integrated Health Services at Penn,               Delaware                    Integrated Health Services of
Inc.                                                                          Pennsylvania at Marple

                                                                              Integrated Health Services of Bryn
                                                                              Mawr at the Chateau

                                                                              Integrated Health Services at Julia
                                                                              Ribaudo

                                                                              Integrated Health Services of
                                                                              Pennsylvania at Plymouth House

                                                                              The Pediatric Center at Plymouth
                                                                              House

Integrated Health Services at                     Delaware                    Integrated Health Services of Las
Silvercrest, Inc.                                                             Vegas

Integrated Health Services at Somerset            Delaware                    Integrated Health Services of New
Valley, Inc.                                                                  Jersey at Somerset Valley

Integrated Health Services at Southern            Delaware                    Southern Hills Health and
Hills, Inc.                                                                   Rehabilitation Center

Integrated Health Services at                     Delaware                    Carriage Inn of Steubenville
Steubenville, Inc.

Integrated Health Services at                     Pennsylvania                Sycamore Creek Nursing Center
Sycamore Creek, Inc.



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services at Three               Delaware                    Carriage House Manor
Rivers, Inc.

                                                                              Majestic Pines

                                                                              Parkmont Rehab & Nursing Center

                                                                              Salinas Rehab & Care Center

                                                                              Torrance Care Center

                                                                              Twin Palms Care Center

                                                                              Valley Manor Rehab Center

                                                                              West Torrance Care Center

Integrated Health Services at                     Delaware                    Treyburn Rehabilitation & Nursing
Treyburn, Inc.                                                                Center

Integrated Health Services at Tyler,              Texas
Inc.1

Integrated Health Services at                     Delaware
Whispering Meadows, Inc.1

Integrated Health Services at Wichita,            Delaware
Inc.1

Integrated Health Services                        Pennsylvania
Development, Inc.1

Integrated Health Services Financial              Delaware
Holdings, Inc.

Integrated Health Services Franchising            Delaware
Co.,  Inc.1

Integrated Health Services Holdings,              Delaware
Inc.



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services Home                   Florida
Infusion, Inc. (formerly known as
Central Park Lodge of Orlando, Inc.)1

Integrated Health Services Network,               Delaware
Inc.

Integrated Health Services NPR, Inc.              Ohio

Integrated Health Services of Arcadia,            Delaware                    Arcadia Nursing Center
Inc.

Integrated Health Services of Athens,             Delaware                    Hickory Creek of Athens
Inc.

Integrated Health Services of                     Delaware                    Integrated Health Services of
Brentwood, Inc.                                                               Brentwood

Integrated Health Services of                     Delaware
Brunswick, Inc.

Integrated Health Services of                     Delaware
California, Inc.

Integrated Health Services of Cecil,              Delaware
Inc.1

Integrated Health Services of Cliff               Delaware                    Integrated Health Services of Kansas
Manor, Inc.                                                                   City at Alpine North

Integrated Health Services of                     Delaware                    Integrated Health Services of
Colorado at Cherry Creek, Inc.                                                Colorado at Cherry Creek

Integrated Health Services of                     Delaware
Colorado, Inc.1

Integrated Health Services of Eagle               Delaware
Creek, Inc.

Integrated Health Services of Florida             Delaware
at Hollywood Hills, Inc.1



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services of Green               Florida                     Integrated Health Services at Green
Briar, Inc.                                                                   Briar

Integrated Health Services of Heritage            Delaware
Manor, Inc.

Integrated Health Services of Hickory             Delaware                    Hickory Creek Nursing Center
Creek, Inc.

Integrated Health Services of Indian              Delaware                    Indian Hills Nursing Center
Hills, Inc.

Integrated Health Services of                     Delaware                    Lanier Manor
Jacksonville, Inc.

Integrated Health Services of Kansas              Delaware
City at North Oak, Inc.1

Integrated Health Services of Kurt,               Delaware
Inc.

Integrated Health Services of Lester,             Delaware                    Integrated Health Services at
Inc.                                                                          Cheyenne Mountain

                                                                              Integrated Health Services of Mesa
                                                                              Manor

                                                                              Integrated Health Services of Pueblo

                                                                              Cheyenne Place


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services of Lester,                                         Integrated Health Services at Pikes
Inc. (continued)                                                              Peak

                                                                              Integrated Health Services at Fort
                                                                              Meyers

                                                                              Integrated Health Services of
                                                                              Bradenton

                                                                              Integrated Health Services of Hanover

                                                                              Integrated Health Services of
                                                                              Charlotte at Hawthorne

                                                                              Integrated Health Services of Port
                                                                              Charlotte

                                                                              Integrated Health Services of Sebring

                                                                              Integrated Health Services of Winter
                                                                              Park

                                                                              Integrated Health Services of Orange
                                                                              Park

                                                                              Integrated Health Services of Palm
                                                                              Bay

                                                                              Integrated Health Services of Atlanta
                                                                              at Buckhead

                                                                              Integrated Health Services of Atlanta
                                                                              at Shoreham

                                                                              Integrated Health Services at Marietta
                                                                              Post-Acute Recovery Center
---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

                                                                              Integrated Health Services of Boise
Integrated Health Services
of Lester, Inc.                                                               Integrated Health Services of Wichita
(continued)
                                                                              Integrated Health Services of Great
                                                                              Bend

                                                                              Integrated Health Services at Mayfair
                                                                              Manor

                                                                              Integrated Health Services of
                                                                              Alexandria

                                                                              Integrated Health Services of
                                                                              Gonzales

                                                                              Integrated Health Services of Kaplan
                                                                              The Shores Nursing Center

                                                                              Integrated Health Services of
                                                                              Lafayette

                                                                              Integrated Health Services of Many

                                                                              Integrated Health Services of Many
                                                                              South
                                                                              Integrated Health Services of Marrero

                                                                              Integrated Health Services at Heritage
                                                                              North

                                                                              Integrated Health Services at Heritage
                                                                              South

                                                                              Integrated Health Services of
                                                                              Shreveport


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Integrated Health Services of Lester,                                         Integrated Health Services of
Inc. (continued)                                                              Claiborne

                                                                              Integrated Health Services of Vivian

                                                                              Integrated Health Services of
                                                                              Pierremont

                                                                              Integrated Health Services of Minden

                                                                              Integrated Health Services of
                                                                              Thibadoux

                                                                              Integrated Health Services of
                                                                              Nashville

                                                                              Integrated Health Services of
                                                                              Plainview

                                                                              Integrated Health Services of Iowa
                                                                              Park
                                                                              Integrated Health Services of Wichita
                                                                              Falls

                                                                              Integrated Health Services of Texas at
                                                                              Terrell Care Center

                                                                              Integrated Health Services of Terrell

                                                                              Integrated Health Services of West
                                                                              Virginia at Charles Town

Integrated Health Services of Long                Delaware
Island, Inc.1

Integrated Health Services of Melissa,            Delaware                    Integrated Health Services of West
Inc.                                                                          Broward

Integrated Health Services of                     Delaware
Missouri, Inc.


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Integrated Health Services of Naples,             Nevada
Inc.1

Integrated Health Services of Orange              Delaware                    Integrated Health Services at Orange
Park, Inc.                                                                    Hills

Integrated Health Services of                     Delaware                    Integrated Health Services of
Riverbend, Inc.                                                               Michigan at Riverbend

Integrated Health Services of Scenic              Delaware                    Scenic Hills Nursing Center
Hills, Inc.

Integrated Health Services of                     Delaware
Skyview, Inc.

Integrated Health Services of Skyview             Delaware
II, Inc.

Integrated Health Services of Sunset,             Delaware                    Exceptional Care Center
Inc.

Integrated Hearing Services, Inc.1                Delaware

Integrated Managed Care, Inc.                     Delaware
(formerly known as Isabeth Co.,
Inc.)

Integrated Management-Kennington                  Delaware
Pointe, Inc.1

Integrated Management-Laurel Lake                 Delaware
Estates, Inc.1

Integrated Management-Westcliff,                  Delaware
Inc.1

Integrated of Amarillo, Inc.                      Texas                       Integrated Health Services of Amarillo

Integrated of Garden Terrace, Inc.1               Delaware                    Garden Terrace Health Care Center

Integrated of Westcliff Park, Inc.1               Delaware


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Integrated Physician Group Services,              Delaware
Inc.

Intensive Home Care Nurses, Inc.                  Texas

Intensive Home Care Services, Inc.                Texas

International Medical Services and                Florida
Supplies, Inc.

International Therapeutic Services,               Florida                     Performance Home Health Care
Inc.

IOTA Medical Equipment, Inc.                      Florida                     Medic Rents & Sells

KAPPA Medical Equipment, Inc.                     Florida                     Rio Grande Medical Supply

La Jolla Cambridge Home Health                    California
Care, Inc. (formerly known as West
Coast Cambridge Home Health Care,
Inc.)1

LAMBDA Medical Equipment, Inc.                    Florida                     RJR Medical

LAMS, Inc.                                        Texas                       AMCO Medical Services

Lawrence Medical Equipment, Inc.                  Kansas

Lexington Primary Care, Inc.                      Mississippi

Liberty Home Health Care, Inc.                    Florida                     Oxygen Specialists

LifeWay, Inc.                                     Delaware

Litho Center Southwest, Inc.                      Texas

LLC of Rehab Ambassadors, Inc.1                   Delaware

Lovejoy Medical, Inc.                             Kentucky                    Harman Medical

LPC Bethamy Health Corporation,                   Florida                     Integrated Health Services of Florida

L.P.                                                                          at Clearwater


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

LTC Medical Laboratories, Inc.                    Delaware

Luling/SCC, Inc.                                  Georgia                     CCA at Luling

                                                                              IHS of Luling

Macon Primary Care, Inc.                          Florida

Macon/SCC, Inc.                                   Georgia                     CCA at Macon

                                                                              IHS at Macon

Maine Head Trauma Center, Inc.                    Maine                       Maine Head Trauma

Major Medical Supply, Inc.                        Texas

Manchester Integrated Health, Inc.                Pennsylvania                Integrated Health Services of New
                                                                              Hampshire at Manchester

Marietta/SCC, Inc.                                Georgia                     CCA at Marietta

Medco Professional Services, Corp.                Colorado

MedCorp International, Inc.                       Arizona                     CareCore Medical

Medic-Aire Medical Equipment, Inc.                Florida                     Oxycare of Tennessee

Medical Electro-Therapeutics, Inc.                Florida                     Preferred Medical Equipment

Medical Supply of America1                        Delaware

Medicare Convalescent Aids of
Pinellas, Inc.                                    Florida

MeritWest, Inc.1                                  Pennsylvania

Michigan Medical Supply, Inc.                     Michigan

Midwest Cambridge, Inc.1                          Illinois


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Midwest Urological Stone Unit                     Delaware

Limited Partnership1

Mobile Lithotripter of Indiana                    Indiana

Partners1

Mobile Ray of New Orleans, Inc.                   Louisiana

Mountain View Nursing Center, Inc.                Pennsylvania                Integrated Health Services at
                                                                              Mountain View

MTC West, Inc.1                                   Delaware

N.J. Litho, L.P.                                  New Jersey

National Home Care Services, Inc.                 Florida

National Institutional Pharmacy                   Delaware
Services, Inc.

National Medical Equipment Centers,               Florida                     National Medicine Center
Inc.

Neumann's Home Medical                            Illinois
Equipment, Inc.

New Jersey Medical Corporation                    New Jersey

New Southwood Associates, Inc.                    Delaware

Nightingale Home Health Care, Inc.                Florida

NIPSI of Houston, Inc.                            Texas

NIPSI HealthCare of Houston Limited
Partnership                                       Texas

North Central Washington Respiratory              Washington                  Allied Medical
Care Services, Inc.

North Georgia Lithotripsy Partners of             Georgia
Atlanta



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

North Georgia Lithotripsy Partners of             Georgia
Augusta

Northeast Indiana Stone Center,                   Indiana
L.L.C.

Northwest Home Medical, Inc.                      Idaho                       Ironwood Medical Supply & Oxygen

                                                                              Selkirk

N.Y.L.S.A. #4, Inc.1                              Delaware

N.Y.L.S.A. #6, Inc.1                              Illinois

Omega Medical Equipment, Inc.                     Florida                     Mountain Air Services

OMICRON Medical Equipment, Inc.                   Florida                     Highland's Home Health Care

                                                                              Letrent's Medical Supply

Oxygen of Oklahoma, Inc.                          Oklahoma

Oxygen Plus, Inc.                                 Colorado

Oxygen Plus Medical Equipment, Inc.               Florida                     A-Plus Medical Equipment

Oxygen Therapy Associates, Inc.                   Texas

Palestine Nursing Center, Inc.                    Texas                       Integrated Health Services at
                                                                              Palestine

Patient Care Pharmacy, Inc.1                      California                  Symphony Pharmacy Services

Patient Care Pharmacy - Colorado                  Delaware                    Symphony Pharmacy Services
Springs, Inc.1

PCM Senior Services - Hallmark                    California
Baker, Inc.1

PCM Senior Services - Hallmark                    California
Palm Springs, Inc.1



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Perry/RMC Real Estate, Inc.                       Florida

Peterson's Home Care, Inc.                        California

Pharmaceutical Dose Service, Inc.1                Delaware                    Symphony Pharmacy Services

PHI Medical Equipment, Inc.                       Florida                     Kolob Oxygen & Medical Equipment

Physician's Formulary Services, Inc.              Florida

Pinellas Park Nursing Home, Inc.                  Florida                     Integrated Health Services of Pinellas
                                                                              Park

Pioneer Medical Services, Inc.                    West Virginia

Polk City Pharmacy, Inc.                          Florida

Portable X-Ray Labs., Inc.                        California

Preferred Home Health Services, Inc.1             Utah

Premier Ancillary Services, Inc.1                 Delaware

Primary Home Health Care, Inc.                    Florida

Prime Medical Services, Inc.

Principal Medical Equipment, Inc.                 Florida                     Rancho Respiratory

Professional Breathing Associates,                Michigan
Inc.

Professional Management Resources,                New York
Inc.

Professional Program Source, Inc.1                Delaware

Professional Respiratory Home                     Florida                     AAA Medical/Oxygen Supply
Healthcare, Inc.
                                                                              Homestead Medical

Professional Review Network, Inc.                 Florida


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

PSI Health Care, Inc.                             South Dakota

Public Options, Inc.1                             Delaware

Pulmo-Dose, Inc.                                  Florida

Pulmonary Home Care, Inc.                         New Jersey

Quality Care of Columbus, Inc.                    Nebraska                    CCA at Columbus

                                                                              Morys Haven

Quality Care of Lyons, Inc.                       Nebraska                    CCA at Lyons

                                                                              IHS at Lyons

Quality Home Health Care, Inc.                    Florida                     Respiratory Home Care

R.C.P.S., Inc.                                    California

R N Home Care Medical Equipment                   Florida
Company, Inc.

RCG Information Services                          Florida
Corporation

RCL Support Services, Inc.                        Florida

Regency Medical Equipment, Inc.                   Florida                     Lifeline Respiratory
                                                                              Major Medical Supply
                                                                              Roadrunner Oxygen & Medical
                                                                              Supply
                                                                              Sentry Home Health
Rehab Connection, Inc.                            Delaware

Rehabilitative Associates, Inc.                   Florida                     RehabWorks, Inc.

RehabWorks, Inc.                                  Florida                     RehabWorks, Inc.


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Resp-A-Care, Inc.                                 Kentucky

Respiracare Medical Equipment, Inc.               Florida

Respiratory Medical Equipment of                  Florida                     Respiratory Home Care
Ga., Inc.

Respitech Home Health Care, Inc.                  Wyoming                     Arrowhead Pharmacy

                                                                              M & S Oxygen

Responsive Home Health Care, Inc.                 Florida                     Hook's Home Health Care

                                                                              Long's Oxygen & Medical
                                                                              Equipment

                                                                              Oxytec

                                                                              Stat Oxygen Services

Rest Haven Nursing Centers, Inc.                  Pennsylvania                Integrated Health Services at
                                                                              Broomall

Rest Haven Nursing Center                         Pennsylvania                Integrated Health Services at
(Whitemarsh), Inc.                                                            Whitemarsh

Rhema, Inc.                                       Texas

RHO Medical Equipment, Inc.                       Florida                     Wound Management Services

Ritt Medical Group, Inc.                          Arizona                     The Oxygen Source

Roswell Home Medical, Inc.                        Florida

RoTech Employee Benefits                          Florida
Corporation

RoTech Home Medical Care, Inc.                    Florida                     Stat Medical/Laurel Mt. Medical

                                                                              Stat Medical Equipment

RoTech Medical Corporation                        Florida


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

RoTech Oxygen and Medical                         Florida
Equipment, Inc.

RoTech/Texas, Inc.                                Florida

Roth Medical, Inc.                                Colorado                    Care Stat of Colorado

Rothert's Hospital Equipment, Inc.                Kentucky

RWI Therapy Technologies Corp.                    Delaware

RxStat, Inc.

Samaritan Care, Inc.                              Illinois

Samaritan Care, Inc.                              Michigan

Samaritan Management, Inc.                        Michigan

Select Home Health Care, Inc.                     Florida                     American Health Services, Inc.
                                                                              Kelley's Home Health
                                                                              Kelley's Pharmacy
Servicetrends, Inc.                               Delaware

Sherrill & Sherrill, Inc.1                        Texas

SHC of Arizona, L.C.                              Arizona                     IHS Home Care

SHC Services of Arizona, L.C.                     Arizona                     IHS Home Care Services

SIGMA Medical Equipment, Inc.                     Florida                     Caremor Medical Equipment

                                                                              Medical Rentals
                                                                              Morgantown Medical Supply

                                                                              Oil Valley Medical

                                                                              Provide Medical

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Signature Home Care Acquisition,                  Texas
Inc.1

Signature Home Care Group, Inc.                   Delaware

Signature Home Care, Inc.                         Delaware

Signature Home Care of Arlington,                 Texas                       IHS Home Care
Inc.

Signature Home Care of Florida, Inc.              Florida                     IHS Home Care

Signature Home Care of Georgia, Inc.              Georgia                     IHS Home Care

Signature Home Care of Kansas, Inc.               Kansas                      IHS Home Care

Signature Home Care of New Jersey,                Delaware                    IHS Home Care
Inc.

Signature Home Care of New Jersey                 New Jersey                  IHS Home Care
General Partnership

Signature Home Care of San Antonio,               Texas                       IHS Home Care
Inc.

Signature Home Care Services of                   Florida                     IHS Home Care
Florida, Inc.

Signature Home Care Services of San               Texas                       IHS Home Care
Antonio, Inc.

Signature Management Services, Inc.               Delaware

Signature Receivables Corp.                       Delaware

SLC Community Care, Inc.                          Texas

Sound Rehabilitation,  Inc.1                      Delaware

Sound Retail, Inc.1                               Delaware




---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

South County Private Duty Agency,                 Texas                       IHS Home Care
Inc.

South Florida Physicians Practice No.             Florida
1, Inc.1

South Florida Physicians Practice No.             Florida
2, Inc.1

South Florida Physicians Practice No.             Florida
3, Inc.1

South Florida Physicians Practice No.             Florida
4, Inc.1

South Florida Physicians Practice No.             Florida
5, Inc.1

South Florida Physicians Practice No.             Florida
6, Inc.1

South Florida Physicians Practice No.             Florida
7, Inc.1

South Florida Physicians Practice No.             Florida
9, Inc.1

Southeastern Home Health, Inc.                    Florida                     Walker's Home Health

Southern IV Therapy, Inc.                         Florida

Southern Medical, Inc.                            Tennessee                   International Therapeutic Services

                                                                              Oxycare of Tennessee

Southwest Lithotripter Partners, Ltd.             Texas

Southwood Holdings, Inc.                          Delaware

Spring Creek of IHS, Inc.                         Pennsylvania                Integrated Health Services of Huber
                                                                              Heights at Spring Creek



---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Stat Medical Equipment, Inc.                      Florida                     Laurel Mountain Medical Equipment

Sun Medical Supply, Inc.                          North Carolina

Suncoast Pharmacy Services, Inc.1                 Florida

Sunshine Home Health Care, Inc.                   Florida                     Orthopedic Convalescent Center, Inc.

Sydney House, Inc.1                               Pennsylvania

Symphony Ancillary Services, Inc.                 Colorado                    Symphony Medical Products

Symphony Consulting Services, Inc.                Utah
(formerly known as Symphony Health
Care Consulting, Inc.)

Symphony Diagnostic Services, Inc.                Delaware                    Symphony Mobilex

Symphony Diagnostic Services No. 1,               California                  American Mobile Medical
Inc.

                                                                              Chesapeake Health Services
                                                                              Symphony Mobilex

                                                                              Symphony Mobilex Corrections and
                                                                              Diagnostic Services
                                                                              Miller Portable X-Ray Service

                                                                              Mobile X-Ray Services

                                                                              Moblile X-Ray
                                                                              Portable X-Ray Service of Rhode
                                                                              Island

                                                                              Triangle Diagnostic Services
                                                                              Chase Mobilex Diagnostic Services

                                                                              Home Care X-Ray Services of
                                                                              Arkansas


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Symphony Diagnostic Services No.1,                                            Remote Imaging of North Texas
Inc. (continued)
                                                                              Mobilex Kentucky

                                                                              Mobilex Rhode Island

                                                                              Mobilex Ohio

                                                                              Mobilex Texas

                                                                              Mobilex Arkansas

                                                                              Mobilex Nebraska

                                                                              Mobilex Florida

                                                                              Mobilex Indiana

                                                                              Mobilex Georgia

                                                                              Mobilex South Dakota


                                                                              Mobilex California

                                                                              Mobilex USA

Symphony Diagnostic Services No. 2,               Delaware                    Symphony Mobilex
Inc.

                                                                              Symphony Mobilex Diagnostics

Symphony Health Services, Inc.                    Delaware
Symphony Home Care Services, Inc.                 Delaware

Symphony Home Care Services No. 1,                Florida                     IHS Home Care
Inc.

                                                                              Senior Life Care Services

Symphony Home Care Services No. 2,                Pennsylvania                IHS Home Care
Inc.


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------
Symphony Home Care Services No. 3,                Delaware                    IHS Home Care
Inc.

Symphony Home Care Services No. 4,                Texas                       IHS Home Care
Inc.

                                                                              IHS Home Care - Tucson

                                                                              Symphony PediCare

                                                                              Symphony Care Fusion

Symphony Home Care Services No. 5,                Texas                       IHS Home Care
Inc.1

Symphony Home Care Services No. 6,                Texas                       IHS Home Care
Inc.1

Symphony Home Care Services No. 7,                Delaware                    IHS Home Care
Inc.

Symphony Home Care Services No. 8,                Delaware                    IHS Home Care
Inc.1

Symphony Home Care Services No. 9,                Delaware                    IHS Home Care
Inc.

Symphony Home Care Services No.                   Delaware                    IHS Home Care
10, Inc.

Symphony Home Care Services No.                   Delaware                    IHS Home Care
11, Inc.

Symphony Home Care Services No.                   Delaware                    IHS Home Care
12, Inc.

Symphony Home Care Services No.                   Texas                       IHS Home Care
13, Inc.

Symphony Home Care Services No.                   Texas                       IHS Home Care
14, Inc.1


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Symphony Home Care Services No.                   Delaware                    IHS Home Care
15, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
16, Inc.1

Symphony Home Care Services No.                   Texas                       IHS Home Care
17, Inc.1

Symphony Home Care Services No.                   Texas                       Symphony Life Care
18, Inc. (formerly known as Senior
Life Care, Inc.)                                                              Senior Life Care Services

Symphony Home Care Services No.                   California                  Symphony Life Care
18 - California, Inc. (formerly known
as Senior Life Care of California, Inc.)                                      Senior Life Care Services

Symphony Home Care Services No.                   Louisiana                   Symphony Life Care
18 - Louisiana, Inc. (formerly known
as Senior Life Care of Louisiana, Inc.)                                       Senior Life Care Services

Symphony Home Care Services No.                   Mississippi                 Symphony Life Care
18 - Mississippi, Inc. (formerly
known as Senior Life Care of                                                  Senior Life Care Services
Mississippi, Inc.)

Symphony Home Care Services No.                   Oklahoma                    Symphony Life Care
18 - Oklahoma, Inc. (formerly known
as Senior Life Care of Oklahoma,                                              Senior Life Care Services
Inc.)

Symphony Home Care Services No.                   Tennessee                   Symphony Life Care
18 - Tennessee, Inc. (formerly known
as Senior Life Care of Tennessee,                                             Senior Life Care Services
Inc.)1

Symphony Home Care Services No.                   Texas                       Symphony Life Care
18 - Texas, Inc. (formerly known as
Senior Life Care of Texas, Inc.)                                              Senior Life Care Services


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Symphony Home Care Services No.                   Delaware                    IHS Home Care
19, Inc.

                                                                              IHS Home Care - Chicago

                                                                              IHS Home Care - Louisiana

                                                                              IHS Home Care of Tennessee

Symphony Home Care Services No.                   Delaware                    IHS Home Care
100, Inc.

                                                                              IHS Home Care of Southwestern
                                                                              Tennessee

Symphony Home Care Services No.                   Colorado                    IHS Home Care
101, Inc.1

Symphony Home Care Services No.                   Colorado                    IHS Home Care Services
102, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
103, Inc.

Symphony Home Care Services No.                   Illinois                    IHS Home Care - Illinois
104, Inc.

Symphony Home Care Services No.                   Illinois                    IHS Home Care Services
105, Inc.

Symphony Home Care Services No.                   Indiana                     IHS Home Care
106, Inc.1

Symphony Home Care Services No.                   Indiana                     IHS Home Care
107, Inc.

Symphony Home Care Services No.                   Indiana                     IHS Home Care
108, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
109, Inc.

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
110, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
111, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
112, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
113, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
114, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
115, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
116, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care of Northern
117, Inc.1                                                                    Tennessee

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
118, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care of Eastern Tennessee
119, Inc.

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
120, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
121, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
122, Inc.1

Symphony Home Care Services No.                   Tennessee                   IHS Home Care
123, Inc.1


---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

Symphony Pharmacy Services, Inc.                  Delaware

Symphony Rehab Dynamics, Inc.1                    Delaware                    Rehab Dynamics

Symphony Rehabilitation Services,                 Delaware                    Symphony Rehabilitation Services
Inc.

Symphony Rehabilitation Services                  Delaware                    Symphony Rehabilitation Services
No. 1, Inc.

Symphony Rehabilitation Services                  California                  Symphony Rehabilitation Services
No. 2, Inc.

Symphony Rehabilitation Services                  Delaware                    Symphony Rehabilitation Services
No. 3, Inc.

Symphony Rehabilitation Services                  Indiana                     Symphony Rehabilitation Services
No. 4, Inc.

                                                                              Rehab Temps

                                                                              Rehab Temps Therapy Staffing

                                                                              Rehabilitation Temp Services

                                                                              Achievement Rehab

Symphony Respiratory Services, Inc.               Delaware                    Symphony Respiratory Services

                                                                              Primedica

Symphony Restorative Therapy                      Delaware                    Restorative Therapy Limited
Limited

T2 Lithotripter Investment, Inc.                  Delaware

T2 Lithotripter Investment of Indiana,            Delaware
Inc.

Texas LPC, Inc.1                                  Texas

The Beston Corporation1                           Utah

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

The Kilroy Company                                North Carolina              National Home Respiratory Care

The Rehab Source, Inc.1                           Delaware

The Towne Pharmacy, Inc.                          West Virginia

Therapy Source, Inc.                              Delaware

Theta Home Health Care, Inc.                      Florida                     Alabama Medical

                                                                              First Choice Medical

                                                                              Stat Medical Equipment

Tupelo Home Health, Inc.                          Florida                     Health at Home, Inc.

UPSILON Medical Equipment, Inc.                   Florida                     Medical Equipment Professionals

                                                                              Oxycare of Abbeville

Valley Medical Equipment, Inc.                    Utah

Value Care, Inc.                                  Florida

VitalCare Health Services, Inc.                   Florida

VitalCare of America, Inc.                        Texas

VitalCare of Florida, Inc.                        Florida

VitalCare of Nevada, Inc.                         Nevada                      VitalCare Health Services, Inc.

VitalCare of Pennsylvania, Inc.                   Pennsylvania

VitalCare of Texas, Inc.                          Texas                       Taylor Medical Supply

Vitech Medical, Inc.                              Florida

VTA Management Services, Inc.                     New York

VTA Therapy Technologies Corp.                    Delaware

---------------
1 Inactive Subsidiary

                                 SUBSIDIARIES OF
                                 ---------------
                        INTEGRATED HEALTH SERVICES, INC.
                        --------------------------------
                                   (CONTINUED)

SUBSIDIARIES                                      STATE OF                  NAME UNDER WHICH
------------                                    INCORPORATION               SUBSIDIARY IS DOING BUSINESS
                                                -------------               ----------------------------

W.S.T. Care, Inc.                                 Nebraska

West Coast Cambridge, Inc.                        California

Western North Carolina Home                       Florida
Healthcare, Inc.

Westgate Management Company of                    North Carolina              Westgate of Tarboro
Tarboro

                                                                              Westgate Nursing Center

                                                                              Westgate Nursing Center of Tarboro

White's Medical Rentals, Inc.                     South Carolina

Wichita Medical Care, Inc.                        Kansas

Wofford Pharmaceutical Services, Inc.             Alabama

Woodridge Convalescent Center, Inc.               Texas                       Integrated Health Services at
                                                                              Woodridge

Worker's Health Care Clinic, Inc.                 Florida

X-Ray and Medical Services of                     Florida
Florida, Inc.1

Zeta Home Health Care, Inc.                       Florida

---------------
1 Inactive Subsidiary